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                                                                    EXHIBIT 99.2

POGO PRODUCING COMPANY
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SUPPLEMENTAL  INFORMATION (UNAUDITED)

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
                                                                QUARTER ENDED                   YEAR ENDED
                                                                 DECEMBER 31,                   DECEMBER 31,
($ IN 000'S, EXCEPT PER SHARE AMOUNTS)                        2000          1999           2000           1999
                                                           -----------------------       ------------------------
REVENUES:
  Oil & Gas                                                $151,033        $82,410       $479,202        $230,499
  Pipeline sales and other                                    5,248          2,739         15,113           7,159
  Gain (loss) on property sales                               3,690            (45)         3,676          37,458
                                                           --------        -------       --------        --------
      Total                                                 159,971         85,104        497,991         275,116
                                                           --------        -------       --------        --------
OPERATING COSTS/EXPENSES:
  Lease Operating                                            24,501         22,011         93,640          69,936
  G & A                                                       8,001          8,875         34,568          29,865
  Exploration                                                 6,810          2,042         15,291           5,982
  Dry hole and impairment                                    14,846          2,634         28,608           4,594
  DD&A                                                       34,623         29,599        131,151         104,266
  Natural gas purchases                                       4,968          2,976         15,090           6,481
                                                           --------        -------       --------        --------
      Total                                                  93,749         68,137        318,348         221,124
                                                           --------        -------       --------        --------
OPERATING INCOME                                             66,222         16,967        179,643          53,992
                                                           --------        -------       --------        --------
INTEREST:
  Charges                                                    (8,604)        (8,460)       (34,064)        (35,874)
  Income                                                      1,381            310          2,634           1,208
  Capitalized                                                 5,758          4,296         20,918          17,733
                                                           --------        -------       --------        --------
      Total interest expense                                 (1,465)        (3,854)       (10,512)        (16,933)
                                                           --------        -------       --------        --------
Minority Interest in Subsidiary                              (2,497)        (2,558)        (9,965)         (5,914)
                                                           --------        -------       --------        --------
Foreign Currency Transaction Gain (Loss)                     (1,123)         2,177         (3,174)            572
                                                           --------        -------       --------        --------
Income before Income Taxes                                   61,137         12,732        155,992          31,717
                                                           --------        -------       --------        --------
Income Tax Expense (Benefit)                                 25,238          4,642         66,969           9,583
                                                           --------        -------       --------        --------
Income before change in accounting principle                 35,899          8,090         89,023          22,134
                                                           --------        -------       --------        --------
Cum. effect of change in accounting principle                     0              0         (1,768)              0
                                                           --------        -------       --------        --------
NET INCOME (LOSS)                                          $ 35,899        $ 8,090       $ 87,255        $ 22,134
                                                           ========        =======       ========        ========
EARNINGS PER SHARE:
 Basic shares                                                 $0.88          $0.20          $2.16           $0.55
                                                           ========        =======       ========        ========
 Diluted shares                                               $0.76          $0.20          $1.95           $0.55
                                                           ========        =======       ========        ========
AVERAGE SHARES OUTSTANDING
 Basic shares                                                40,589         40,249         40,445          40,178
 Diluted shares                                              50,461         40,452         50,155          40,390

DISCRETIONARY CASH FLOW:
  Net Income                                               $ 35,899        $ 8,090       $ 89,023        $ 22,134
  Undistributed Loss in Subsidiary                            2,497          2,558          9,965           5,914
  Foreign Currency Transaction Loss (Gain)                    1,123         (2,177)         3,174            (572)
  DD&A                                                       34,623         29,599        131,151         104,266
  Deferred Taxes                                             21,795         (2,227)        63,496          (5,337)
  Dry hole and impairment                                    14,846          2,634         28,608           4,594
  Exploration                                                 6,810          2,042         15,291           5,982
  Gains on sales                                             (3,690)            45         (3,676)        (37,458)
  Capitalized Interest                                       (5,758)        (4,296)       (20,918)        (17,733)
                                                           --------        -------       --------        --------
      Total                                                $108,145        $36,268       $316,114        $ 81,790
                                                           ========        =======       ========        ========
    Per Share                                                 $2.66          $0.90          $7.82           $2.04
                                                           ========        =======       ========        ========
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